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EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   GWIN, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350

         I certify that, to the best of my knowledge, the Annual Report on Form 10-KSB of GWIN, Inc. for the period ending July 31, 2003:

         (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of GWIN, Inc.






/s/ Jeff Johnson
Jeff Johnson
Chief Financial Officer
October 15, 2003


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to GWIN, Inc. and will be retained by GWIN, Inc. and furnished to the Securities and Exchange Commission upon request.